Exhibit 99.1

VCA INC. REPORTS FIRST QUARTER 2017 RESULTS

•	Revenue increased 20.4% to a first quarter record of $678.3 million
•	Gross profit increased 12.9% to $154.5 million
•	Operating income increased 11.3% to $95.8 million
•	Diluted earnings per common share increased 8.8% to $0.62
•	Non-GAAP diluted earnings per common share increased 10.6% to $0.73

LOS ANGELES, California, April 27, 2017 - VCA Inc. (NASDAQ: WOOF), a leading animal healthcare company in the United States and Canada, today reported financial results for the first quarter ended March 31, 2017, as follows: revenue increased 20.4% to a first quarter record of $678.3 million; gross profit increased 12.9% to $154.5 million; operating income increased 11.3% to $95.8 million; net income increased 10.5% to $51.1 million; and diluted earnings per common share increased 8.8% to $0.62. Excluding transaction expenses related to the proposed acquisition of VCA by Mars, Incorporated (“Mars”), and acquisition-related amortization expense, our results for this quarter are as follows: Non-GAAP operating income increased 16.2% to $110.6 million; Non-GAAP net income increased 11.0% to $59.6 million; and Non-GAAP diluted earnings per common share increased 10.6% to $0.73. Our results for the prior-year quarter included transaction expenses related to the acquisition of Companion Animal Practices, North America (“CAPNA”) and other discrete items, detailed in the supplemental schedules of this press release.

Bob Antin, Chairman and CEO, stated, “We had a good quarter highlighted by 10.6% growth in our adjusted diluted earnings per common share. We continue to experience organic revenue growth and increasing gross margins in both our core Animal Hospital and Laboratory businesses.

“Animal Hospital revenue in the first quarter increased 23.9%, to $568.2 million, driven by acquisitions made during the past 12 months and same-store revenue growth of 3.7%. Our same-store gross profit margin increased 30 basis points to 16.4%, and our total gross margin decreased 80 basis points to 15.2%. Excluding acquisition-related amortization expense, our Non-GAAP same-store gross profit margin remained flat at 17.2%; and Non-GAAP Animal Hospital total gross profit margin decreased 40 basis points to 16.8%. During the first quarter, we acquired 15 independent animal hospitals which had historical combined annual revenue of $54.4 million.

“Our Laboratory internal revenue in the first quarter increased 5.5% to $111.1 million; laboratory gross profit margin increased 50 basis points to 53.6% and our operating margin increased 120 basis points to 44.7%. Excluding acquisition-related amortization expense, Non-GAAP Laboratory gross profit increased 50 basis points to 54.0%; and Non-GAAP Laboratory operating margin increased 110 basis points to 45.0%.”

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Non-GAAP Financial Measures

We believe investors’ understanding of our total performance is enhanced by disclosing Non-GAAP financial measures including Non-GAAP net income, Non-GAAP gross profit, Non-GAAP operating income and Non-GAAP diluted earnings per common share. We define these adjusted measures as the reported amounts, adjusted to exclude certain significant items and amortization of intangibles acquired in acquisitions.

Management believes these adjusted measures are useful to management and investors in evaluating the Company's operational performance and their use provides an additional tool for evaluating the Company's operating results and trends. As a result, these Non-GAAP financial measures help to provide meaningful comparisons of our overall performance from one reporting period to another and meaningful assessments of related trends.

There is a material limitation associated with the use of these Non-GAAP financial measures: our adjusted measures exclude the impact of these significant items, and as a result, our computation of adjusted diluted earnings per common share does not depict diluted earnings per common share in accordance with GAAP.

To compensate for the limitations in the Non-GAAP financial measures discussed above, our disclosures provide a complete understanding of all adjustments found in Non-GAAP financial measures, and we reconcile the Non-GAAP financial measures to the GAAP financial measures in the attached financial schedules titled “Supplemental Operating Data.”

Forward-Looking Statements

We have included herein statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We generally identify forward-looking statements in this document using words like “believe,” “intend,” “expect,” “estimate,” “may,” “plan,” “should,” “could,” “forecast,” “looking ahead,” “possible,” “will,” “project,” “contemplate,” “anticipate,” “predict,” “potential,” “continue,” or similar expressions. You may find some of these statements below and elsewhere in this document. These forward-looking statements are not historical facts and are inherently uncertain and outside of our control. Any or all of our forward-looking statements in this document may turn out to be incorrect. They can be affected by inaccurate assumptions we might make, or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this document will be important in determining future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction with Mars may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company; (ii) the failure to satisfy or obtain waivers of the conditions to the consummation of the proposed transaction with Mars, including the receipt of certain governmental and regulatory approvals; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction with Mars; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations of the Company, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of the Company; (vi) potential difficulties in the hiring or retention of employees of the Company as a result of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) potential litigation relating to the proposed transaction with Mars; (ix) unexpected costs, charges or expenses resulting from the proposed transaction; (x) competitive responses to the proposed transaction; and (xi) legislative, regulatory and economic developments. The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect the Company’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2017, and the Company’s more recent reports filed with the SEC. The Company can give no assurance that the conditions to the proposed transaction will be satisfied, or that it will close within the anticipated time period. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which statements were made. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

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About VCA Inc.

We own, operate and manage the largest networks of freestanding veterinary hospitals and veterinary-exclusive clinical laboratories in the country. We also supply diagnostic imaging equipment to the veterinary industry.

Contact:   Tomas Fuller

Chief Financial Officer

(310) 571-6505

Source: VCA Inc.

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VCA Inc.

Condensed, Consolidated Income Statements

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended March 31,
	2017	2016
Revenue:
Animal hospital	$568,181	$458,623
Laboratory	111,148	106,727
All other	22,569	19,413
Intercompany	(23,647)	(21,324)
	678,251	563,439

Direct costs	523,783	426,659

Gross profit:
Animal hospital	86,310	73,417
Laboratory	59,593	56,716
All other	8,686	6,910
Intercompany	(121)	(263)
	154,468	136,780

Selling, general and administrative expense:
Animal hospital	17,611	12,085
Laboratory	9,906	10,296
All other	6,640	5,299
Corporate	24,244	22,448
	58,401	50,128

Net loss on sale or disposal of assets	250	563
Operating income	95,817	86,089
Interest expense, net	9,027	7,095
Other income	(302)	(264)
Income before provision for income taxes	87,092	79,258
Provision for income taxes	34,639	31,536
Net income	52,453	47,722
Net income attributable to noncontrolling interests	1,360	1,495
Net income attributable to VCA Inc.	$51,093	$46,227

Diluted earnings per share	$0.62	$0.57

Weighted-average shares outstanding for diluted earnings per share	82,179	81,523

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VCA Inc.

Condensed, Consolidated Balance Sheets

(Unaudited)

(In thousands)

	March 31, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$89,531	$81,409
Trade accounts receivable, net	85,611	85,593
Inventory	56,833	57,590
Prepaid expenses and other	38,432	44,752
Prepaid income taxes	—	11,705
Total current assets	270,407	281,049
Property and equipment, net	645,652	613,224
Other assets:
Goodwill	2,228,189	2,164,422
Other intangible assets, net	211,630	212,577
Notes receivable	2,136	2,147
Other	102,664	99,909
Total assets	$3,460,678	$3,373,328
Liabilities and Equity
Current liabilities:
Current portion of long-term obligations	$43,877	$38,320
Accounts payable	61,532	68,587
Accrued payroll and related liabilities	73,247	97,806
Income tax payable	15,874	—
Other accrued liabilities	95,045	91,783
Total current liabilities	289,575	296,496
Long-term obligations, net	1,342,607	1,309,397
Deferred income taxes, net	147,851	142,535
Other liabilities	43,913	44,560
Total liabilities	1,823,946	1,792,988
Redeemable noncontrolling interests	10,398	11,615
VCA Inc. stockholders’ equity:
Common stock	81	81
Additional paid-in capital	37,012	32,157
Retained earnings	1,535,484	1,484,391
Accumulated other comprehensive loss	(43,084)	(45,406)
Total VCA Inc. stockholders’ equity	1,529,493	1,471,223
Noncontrolling interests	96,841	97,502
Total equity	1,626,334	1,568,725
Total liabilities and equity	$3,460,678	$3,373,328

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VCA Inc.

Condensed, Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Three Months Ended March 31,
	2017	2016
Cash flows from operating activities:
Net income	$52,453	$47,722
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,401	21,289
Amortization of debt issue costs	383	433
Provision for uncollectible accounts	1,794	851
Net loss on sale or disposal of assets	250	563
Share-based compensation	3,962	4,906
Excess tax benefits from share-based compensation	—	(445)
Other	884	4,489
Changes in operating assets and liabilities:
Trade accounts receivable	(1,594)	(3,339)
Inventory, prepaid expense and other assets	5,507	(7,569)
Accounts payable and other accrued liabilities	3,491	(4,801)
Accrued payroll and related liabilities	(24,748)	12,955
Income taxes	27,508	16,855
Net cash provided by operating activities	100,291	93,909
Cash flows from investing activities:
Business acquisitions, net of cash acquired	(81,721)	(160,385)
Property and equipment additions	(28,919)	(25,806)
Proceeds from sale of assets	349	12
Other	(6,203)	(7,346)
Net cash used in investing activities	(116,494)	(193,525)
Cash flows from financing activities:
Repayment of long-term obligations	(17,813)	(9,678)
Proceeds from revolving credit facility	45,000	90,000
Distributions to noncontrolling interest partners	(1,138)	(1,238)
Proceeds from formation of noncontrolling interests	335	—
Purchase of noncontrolling interests	(1,400)	(3,730)
Proceeds from issuance of common stock under stock incentive plans	90	286
Excess tax benefits from share-based compensation	—	445
Stock repurchases	(95)	(843)
Other	(812)	(333)
Net cash provided by financing activities	24,167	74,909
Effect of currency exchange rate changes on cash and cash equivalents	158	299
Increase (decrease) in cash and cash equivalents	8,122	(24,408)
Cash and cash equivalents at beginning of period	81,409	98,888
Cash and cash equivalents at end of period	$89,531	$74,480

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VCA Inc.

Supplemental Operating Data

(Unaudited - In thousands, except per share amounts)

Table #1

Reconciliation of net income attributable to VCA Inc., to Non-GAAP net income attributable	Three Months Ended March 31,
to VCA Inc. (1)	2017	2016

Net income attributable to VCA Inc.	$51,093	$46,227
Adjustments to Other Long-term liabilities, net of tax (2)	—	2,040
Discrete tax items (3)	—	1,045
Transaction costs related to the CAPNA acquisition, net of tax (4)	—	587
Transaction costs related to the Mars transaction, net of tax (5)	2,059	—
Acquisitions related amortization, net of tax (1)	6,465	3,791

Non-GAAP net income attributable to VCA Inc.	$59,617	$53,690

Table #2

Reconciliation of diluted earnings per share to	Three Months Ended March 31,
Non-GAAP diluted earnings per share (1)	2017	2016

Diluted earnings per share	$0.62	$0.57
Adjustments to Other Long-term liabilities, net of tax (2)	—	0.02
Discrete tax items (3)	—	0.01
Transaction costs related to the CAPNA acquisition, net of tax (4)	—	0.01
Transaction costs related to the Mars transaction, net of tax (5)	0.03	—
Acquisitions related amortization, net of tax (1)	0.08	0.05
Non-GAAP diluted earnings per share	$0.73	$0.66

Shares used for computing diluted earnings per share	82,179	81,523

Table #3

Reconciliation of consolidated gross profit to	Three Months Ended March 31,
Non-GAAP consolidated gross profit (1)	2017	2016

Consolidated gross profit	$154,468	$136,780
Acquisitions related amortization (1)	10,151	6,228
Non-GAAP consolidated gross profit	$164,619	$143,008
Non-GAAP consolidated gross profit margin	24.3%	25.4%

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VCA Inc.

Supplemental Operating Data (cont)

(Unaudited - In thousands, except per share amounts)

Table #4

Reconciliation of consolidated operating income to	Three Months Ended March 31,
Non-GAAP consolidated operating income (1)	2017	2016

Consolidated operating income	$95,817	$86,089
Adjustments to Other Long-term liabilities (2)	—	1,954
Transaction costs related to the CAPNA acquisition (4)	—	966
Transaction costs related to the Mars transaction (5)	3,383	—
Acquisitions related amortization (1)	11,425	6,228
Non-GAAP consolidated operating income	$110,625	$95,237
Non-GAAP consolidated operating margin	16.3%	16.9%

_______________________________________________

(1)	Management believes that investors' understanding of our performance is enhanced by disclosing adjusted measures as the reported amounts, adjusted to exclude certain significant items and acquisition-related amortization. Non-GAAP net income, Non-GAAP diluted earnings per common share, Non-GAAP consolidated gross profit and Non-GAAP consolidated operating income measures are not, and should not be viewed as substitutes for U.S. generally accepted accounting principles (GAAP) net income, its components and diluted earnings per share.

(2)	In the first quarter of 2016, we recorded a non-cash charge to adjust certain long-term liabilities for $3.4 million, or $2.0 million net of tax. $2.0 million of this amount relates to compensation and $1.4 million relates to interest accretion.

(3)	In the first quarter of 2016, we recorded a tax adjustment to our income tax liabilities for $1.0 million.

(4)	In the first quarter of 2016, we recorded transaction costs of $966,000 or $587,000 net of tax related to our acquisition of CAPNA.

(5)	During the first quarter of 2017, we have recorded transaction costs of $3.4 million, or $2.1 million net of tax, related to the proposed transaction with Mars.

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VCA Inc.

Supplemental Operating Data (cont)

(Unaudited - In thousands, except per share amounts)

	As of
Table #5	March 31, 2017	December 31, 2016
Selected consolidated balance sheet data
Debt:
Senior term notes	$863,500	$869,000
Revolving credit	445,000	400,000
Other debt and capital leases	84,297	85,415
Total debt	$1,392,797	$1,354,415

Table #6	Three Months Ended March 31,
Selected expense data	2017	2016

Rent expense	$25,168	$20,864

Depreciation and amortization included
in direct costs:
Animal hospital	$25,379	$17,524
Laboratory	2,872	2,748
All other	574	752
Intercompany	(686)	(586)
	$28,139	$20,438
Depreciation and amortization included in selling,
general and administrative expense	2,262	851
Total depreciation and amortization	$30,401	$21,289

Share-based compensation included in direct costs:
Laboratory	$189	$177

Share-based compensation included in
selling, general and administrative expense:
Animal hospital	832	784
Laboratory	341	429
All other	154	153
Corporate	2,446	3,363
	3,773	4,729
Total share-based compensation	$3,962	$4,906

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